Cincinnati Financial Corporation
Supplemental Financial Data
June 30, 2007
Second Quarter

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
513-870-2768	513-603-5323		513-870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	na	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	na	AA-

Ratings are as of August 7, 2007, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2006. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Certain 2006 interim period data has been updated to correct rounding differences.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2007
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	8/7/2007

Consolidated
Quick Reference	4	8/7/2007
Consolidated Statements of Income	5	8/7/2007
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2007	6	8/7/2007
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2006	7	8/7/2007
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2007	8	8/7/2007
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2006	9	8/7/2007
Consolidated Balance Sheets	10	8/7/2007
10-Year Net Income Reconciliation	11	8/7/2007
Quarterly Net Income Reconciliation	12	8/7/2007
Top Holdings – Common Stocks	13	8/7/2007
CFC Subsidiaries – Selected Quarterly Balance Sheet Data	14	8/7/2007

Property Casualty Insurance Operations
GAAP Statements of Income	15	8/7/2007
Statutory Statements of Income	16	8/7/2007
Statutory Quarterly Analysis – Consolidated	17	8/7/2007
Statutory Quarterly Analysis – Commercial Lines	18	8/7/2007
Statutory Quarterly Analysis – Personal Lines	19	8/7/2007
Direct Written Premiums by Line of Business and State	20	8/7/2007
Quarterly Property Casualty Data – Commercial Lines of Business	21	8/7/2007
Quarterly Property Casualty Data – Personal Lines of Business	22	8/7/2007
Quarterly Detailed Loss Analysis	23	8/7/2007

Reconciliation Data
10-Year Property Casualty Data – Consolidated	24	8/7/2007
6-Year Property Casualty Data – Commercial Lines	25	8/7/2007
6-Year Property Casualty Data – Personal Lines	26	8/7/2007
Quarterly Property Casualty Data – Consolidated	27	8/7/2007
Quarterly Property Casualty Data – Commercial Lines	28	8/7/2007
Quarterly Property Casualty Data – Personal Lines	29	8/7/2007

Life Insurance Operations
GAAP Statements of Income	30	8/7/2007
Statutory Statements of Income	31	8/7/2007
Expenses as a Percentage of Premium	32	8/7/2007

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

○

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2007
(all data shown is for the three months ended or as of June 30, 2007)

(Based on reported data - see Pages 27-29 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$613	Commercial lines loss and loss expenses	$335
Year-over-year percentage change	1.7%	Year-over-year percentage change	(8.7)%
Personal lines net written premiums	$197	Personal lines loss and loss expenses	$120
Year-over-year percentage change	(6.8)%	Year-over-year percentage change	(20.3)%
Property casualty net written premiums	$810	Property casualty loss and loss expenses	$455
Year-over-year percentage change	(0.5)%	Year-over-year percentage change	(12.1)%
Commercial lines net earned premiums	$607	Life and accident and health losses and policy benefits	$35
Year-over-year percentage change	1.3%	Year-over-year percentage change	22.1%
Personal lines net earned premiums	$180	Operating expenses	$259
Year-over-year percentage change	(7.1)%	Year-over-year percentage change	5.1%
Property casualty net earned premiums	$787	Interest expenses	$13
Year-over-year percentage change	(0.8)%	Year-over-year percentage change	(1.8)%
Life and accident and health net earned premiums	$35	Total expenses	$762
Year-over-year percentage change	18.9%	Year-over-year percentage change	(5.4)%
Investment income	$150	Income before income taxes	$508
Year-over-year percentage change	5.0%	Year-over-year percentage change	189.4%
Realized gains on investments	$293	Total income tax	$157
Year-over-year percentage change	2,482.0%	Year-over-year percentage change	265.8%
Other income	$5	Effective tax rate	30.9%
Year-over-year percentage change	15.5%
Total revenues	$1,270	Ratios:
Year-over-year percentage change	29.4%
		Commercial lines GAAP combined ratio	85.2%
Income:		Personal lines GAAP combined ratio	99.9%
		Property casualty GAAP combined ratio	88.6%
Operating income	$164
Year-over-year percentage change	29.5%	Commercial lines STAT combined ratio	84.4%
Net realized investment gains and losses	$187	Personal lines STAT combined ratio	98.6%
Year-over-year percentage change	3,022.2%	Property casualty STAT combined ratio	87.7%
Net income	$351
Year-over-year percentage change	164.7%	Return on equity based upon net income	20.7%
		Return on equity based upon operating income	9.7%
Per share (diluted):
		Balance Sheet:
Operating income	$0.94
Year-over-year percentage change	30.6%	Fixed maturity investments	$5,891
Net realized investment gains and losses	$1.08	Equity securities	7,650
Year-over-year percentage change	2,600.0%	Short-term investments	101
Net income	$2.02	Other invested assets	70
Year-over-year percentage change	165.8%	Total invested assets	$13,712
Book value	$39.74
Year-over-year percentage change	13.5%	Property casualty and life loss and loss expense reserves	$3,953
Weighted average shares -- diluted	173,423,572	Total debt	840
Year-over-year percentage change	(0.9)%	Shareholders equity	6,826

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$829,606,651	$827,658,862	$1,947,789	0.24	$1,656,897,309	$1,643,701,590	$13,195,719	0.80
Life	43,321,722	38,150,148	5,171,574	13.56	82,268,196	73,024,692	9,243,504	12.66
Accident health	1,605,439	1,505,451	99,988	6.64	3,364,290	3,239,348	124,942	3.86
Premiums ceded	(52,688,518)	(44,895,865)	(7,792,653)	17.36	(106,037,437)	(93,506,571)	(12,530,866)	13.40
Total premiums earned	821,845,294	822,418,596	(573,302)	(0.07)	1,636,492,358	1,626,459,059	10,033,299	0.62
Investment income	149,930,929	142,723,984	7,206,945	5.05	298,325,295	281,257,037	17,068,258	6.07
Realized gain on investments	292,255,060	11,318,913	280,936,147	2,482.01	354,433,292	671,549,813	(317,116,521)	(47.22)
Other income	5,864,907	5,076,762	788,145	15.52	11,553,775	9,374,272	2,179,503	23.25
Total revenues	$1,269,896,190	$981,538,255	$288,357,935	29.38	$2,300,804,720	$2,588,640,181	$(287,835,461)	(11.12)
Benefits & expenses:
Losses & policy benefits	$548,496,253	$591,893,064	$(43,396,811)	(7.33)	$1,063,528,068	$1,115,454,928	$(51,926,860)	(4.66)
Reinsurance recoveries	(58,815,190)	(46,075,717)	(12,739,473)	27.65	(89,624,119)	(68,351,356)	(21,272,763)	31.12
Commissions	159,707,198	156,229,167	3,478,031	2.23	329,859,970	321,954,129	7,905,841	2.46
Other operating expenses	85,314,154	79,143,480	6,170,674	7.80	169,354,833	159,296,845	10,057,988	6.31
Interest expense	12,883,633	13,122,241	(238,608)	(1.82)	25,976,556	25,962,535	14,021	0.05
Taxes, licenses & fees	18,953,280	14,354,449	4,598,831	32.04	38,896,211	38,619,901	276,310	0.72
Incr deferred acq expense	(7,039,022)	(7,484,427)	445,405	(5.95)	(22,693,713)	(21,943,540)	(750,173)	3.42
Other expenses	2,786,759	4,976,451	(2,189,692)	(44.00)	6,950,040	8,308,658	(1,358,618)	(16.35)
Total expenses	$762,287,065	$806,158,708	$(43,871,643)	(5.44)	$1,522,247,846	$1,579,302,100	$(57,054,254)	(3.61)
Income before income taxes	$507,609,125	$175,379,547	$332,229,578	189.43	$778,556,874	$1,009,338,081	$(230,781,207)	(22.86)
Provision for income taxes:
Current operating income	$50,417,643	$43,141,111	$7,276,532	16.87	$105,943,632	$95,662,282	$10,281,350	10.75
Realized investments gains and losses	105,361,189	5,332,924	100,028,265	1,875.67	126,420,231	244,982,108	(118,561,877)	(48.40)
Deferred	1,099,968	(5,581,248)	6,681,216	(119.71)	1,334,514	(15,779,762)	17,114,276	(108.46)
Total income taxes	$156,878,800	$42,892,787	$113,986,013	265.75	$233,698,377	$324,864,628	$(91,166,251)	(28.06)

Net income	$350,730,325	$132,486,760	$218,243,565	164.73	$544,858,497	$684,473,453	$(139,614,956)	(20.40)
Comprehensive net income	$171,137,717	$(86,182,691)	$257,320,409	(298.58)	$184,085,616	$154,254,515	$29,831,101	19.34
Operating income	$163,836,454	$126,500,771	$37,335,683	29.51	$316,845,436	$257,905,748	$58,939,688	22.85
Net realized investments gains and losses	$186,893,871	$5,985,989	$180,907,882	3,022.19	$228,013,061	$426,567,705	$(198,554,644)	(46.55)

Net income per share:
Operating income	$0.95	$0.73	$0.22	30.14	$1.84	$1.49	$0.35	23.49
Net realized investments gains and losses	1.09	0.04	1.05	2,625.00	1.32	2.45	(1.13)	(46.12)
Net income per share (basic)	$2.04	$0.77	$1.27	164.94	$3.16	$3.94	$(0.78)	(19.80)
Operating income	$0.94	$0.72	$0.22	30.56	$1.82	$1.47	$0.35	23.81
Net realized investments gains and losses	1.08	0.04	1.04	2,600.00	1.31	2.43	(1.12)	(46.09)
Net income per share (diluted)	$2.02	$0.76	$1.26	165.79	$3.13	$3.90	$(0.77)	(19.74)
Dividends per share:
Paid	$0.355	$0.335	$0.02	5.97	$0.690	$0.640	$0.05	7.81
Declared	0.355	0.335	0.02	5.97	0.710	0.670	0.04	5.97
Number of shares:
Weighted avg - basic	171,712,547	173,275,927	(1,563,380)	(0.90)	172,178,180	173,724,517	(1,546,337)	(0.89)
Weighted avg - diluted	173,423,572	175,022,367	(1,598,795)	(0.91)	173,871,612	175,615,017	(1,743,405)	(0.99)

2007 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$1,656,897,309	$-	$1,657,229,337	$-	$-	$-	$(332,028)
Life	82,268,196	-	-	82,268,196	-	-	-
Accident health	3,364,290	-	-	3,364,290	-	-	-
Premiums ceded	(106,037,437)	-	(86,198,579)	(19,838,858)	-	-	-
Total earned premium	1,636,492,358	-	1,571,030,758	65,793,628	-	-	(332,028)
Investment income	298,325,295	49,122,220	193,465,425	56,078,479	72,839	125,754	(539,422)
Realized gain on investments	354,433,292	82,625,866	207,210,519	51,868,589	-	(5,209)	12,733,527
Other income	11,553,775	4,951,291	3,651,137	2,319,751	5,458,578	1,235,720	(6,062,702)
Total revenues	$2,300,804,720	$136,699,377	$1,975,357,839	$176,060,447	$5,531,417	$1,356,265	$5,799,375

Benefits & expenses:
Losses & policy benefits	$1,063,528,068	$-	$982,523,609	$82,105,936	$-	$-	$(1,101,477)
Reinsurance recoveries	(89,624,119)	-	(69,477,125)	(20,146,994)	-	-	-
Commissions	329,859,970	47,500	311,799,584	18,012,886	-	-	-
Other operating expenses	169,354,833	9,502,629	147,892,691	15,550,427	2,146,605	345,996	(6,083,515)
Interest expense	25,976,556	24,516,479	-	-	1,470,946	-	(10,869)
Taxes, licenses & fees	38,896,211	613,513	36,332,300	1,826,053	30,067	94,278	-
Incr deferred acq expenses	(22,693,713)	-	(16,365,094)	(6,328,619)	-	-	-
Other expenses	6,950,040	-	6,949,932	108	-	-	-
Total expenses	$1,522,247,846	$34,680,121	$1,399,655,897	$91,019,797	$3,647,618	$440,274	$(7,195,861)

Income before income taxes	$778,556,874	$102,019,256	$575,701,942	$85,040,650	$1,883,799	$915,991	$12,995,236

Provision for income taxes:
Current operating income	$105,943,632	$(441,194)	$106,361,563	$3,432,897	$729,755	$317,345	$(4,456,734)
Capital gains/losses	126,420,231	30,259,053	73,423,681	18,280,006	-	757	4,456,734
Deferred	1,334,514	765,519	(11,711,636)	7,742,997	(7,717)	(2,981)	4,548,332
Total income tax	$233,698,377	$30,583,378	$168,073,608	$29,455,900	$722,038	$315,121	$4,548,332

Net income - current year	$544,858,497	$71,435,878	$407,678,334	$55,584,750	$1,161,761	$600,870	$8,446,904

Net income - prior year	$684,473,453	$281,973,598	$354,133,501	$45,396,195	$1,061,016	$648,924	$1,260,219

Change in net income	-20.4%	-74.7%	15.1%	22.4%	9.5%	-7.4%

2007 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$1,643,701,590	$-	$1,643,900,425	$-	$-	$-	$(198,835)
Life	73,024,692	-	-	73,024,692	-	-	-
Accident health	3,239,348	-	-	3,239,348	-	-	-
Premiums ceded	(93,506,571)	-	(73,273,421)	(20,233,150)	-	-	-
Total earned premium	1,626,459,059	-	1,570,627,004	56,030,890	-	-	(198,835)
Investment income	281,257,037	48,379,457	181,458,991	53,390,153	-	96,683	(2,068,247)
Realized gain on investments	671,549,813	411,203,252	215,730,423	42,583,970	-	9,564	2,022,604
Other income	9,374,272	5,024,564	1,781,510	1,804,280	5,582,477	1,152,205	(5,970,764)
Total revenues	$2,588,640,181	$464,607,273	$1,969,597,928	$153,809,293	$5,582,477	$1,258,452	$(6,215,242)

Benefits & expenses:
Losses & policy benefits	$1,115,454,928	$-	$1,041,018,485	$75,537,920	$-	$-	$(1,101,477)
Reinsurance recoveries	(68,351,356)	-	(51,374,280)	(16,977,076)	-	-	-
Commissions	321,954,129	-	304,718,355	17,235,774	-	-	-
Other operating expenses	159,296,845	9,385,213	139,710,448	12,906,309	2,887,219	266,040	(5,858,384)
Interest expense	25,962,535	25,537,141	392,450	-	1,227,123	-	(1,194,179)
Taxes, licenses & fees	38,619,901	495,764	36,627,893	1,750,889	(278,423)	23,778	-
Incr deferred acq expenses	(21,943,540)	-	(14,250,247)	(7,693,293)	-	-	-
Other expenses	8,308,658	-	8,308,549	109	-	-	-
Total expenses	$1,579,302,100	$35,418,118	$1,465,151,653	$82,760,632	$3,835,919	$289,818	$(8,154,040)

Income before income taxes	$1,009,338,081	$429,189,155	$504,446,275	$71,048,661	$1,746,558	$968,634	$1,938,798

Provision for income taxes:
Current operating income	$95,662,282	$(1,702,042)	$91,031,427	$5,353,299	$665,871	$313,727	$-
Capital gains/losses	244,982,108	154,113,138	75,961,232	14,904,390	-	3,348	-
Deferred	(15,779,762)	(5,195,539)	(16,679,885)	5,394,777	19,671	2,635	678,579
Total income tax	$324,864,628	$147,215,557	$150,312,774	$25,652,466	$685,542	$319,710	$678,579

Net income - current year	$684,473,453	$281,973,598	$354,133,501	$45,396,195	$1,061,016	$648,924	$1,260,219

Net income - prior year	$302,152,738	$16,166,143	$259,312,216	$23,354,996	$1,565,571	$637,672	$1,116,140

Change in net income	126.5%	1644.2%	36.6%	94.4%	-32.2%	1.8%

2007 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$829,606,651	$-	$829,657,090	$-	$-	$-	$(50,439)
Life	43,321,722	-	-	43,321,722	-	-	-
Accident health	1,605,439	-	-	1,605,439	-	-	-
Premiums ceded	(52,688,518)	-	(43,136,002)	(9,552,516)	-	-	-
Total earned premium	821,845,294	-	786,521,088	35,374,645	-	-	(50,439)
Investment income	149,930,929	25,220,671	96,856,271	27,765,895	72,229	65,310	(49,447)
Realized gain on investments	292,255,060	62,056,942	177,301,754	43,724,176		2,430	9,169,758
Other income	5,864,907	2,536,492	2,063,478	954,180	2,691,317	612,548	(2,993,108)
Total revenues	$1,269,896,190	$89,814,105	$1,062,742,591	$107,818,896	$2,763,546	$680,288	$6,076,764

Benefits & expenses:
Losses & policy benefits	$548,496,253	$-	$503,831,388	$45,215,724	$-	$-	$(550,859)
Reinsurance recoveries	(58,815,190)	-	(48,321,121)	(10,494,069)	-	-	-
Commissions	159,707,198	47,500	150,586,087	9,073,611	-	-	-
Other operating expenses	85,314,154	4,318,528	74,552,175	8,064,874	1,186,609	95,388	(2,903,420)
Interest expense	12,883,633	12,156,718	-	-	726,915	-	-
Taxes, licenses & fees	18,953,280	306,757	17,676,507	879,191	11,992	78,833	-
Incr deferred acq expenses	(7,039,022)	-	(4,646,840)	(2,392,182)	-	-	-
Other expenses	2,786,759	-	2,786,715	44	-	-	-
Total expenses	$762,287,065	$16,829,503	$696,464,911	$50,347,193	$1,925,516	$174,221	$(3,454,279)

Income before income taxes	$507,609,125	$72,984,602	$366,277,680	$57,471,703	$838,030	$506,067	$9,531,043

Provision for income taxes:
Current operating income	$50,417,643	$(2,079,722)	$55,744,604	$732,143	$311,840	$165,512	$(4,456,734)
Capital gains/losses	105,361,189	22,704,380	62,790,613	15,409,462	-	-	4,456,734
Deferred	1,099,968	55,408	(5,956,260)	3,683,568	(19,296)	684	3,335,864
Total income tax	$156,878,800	$20,680,066	$112,578,957	$19,825,173	$292,544	$166,196	$3,335,864

Net income - current year	$350,730,325	$52,304,536	$253,698,723	$37,646,530	$545,486	$339,871	$6,195,179

Net income - prior year	$132,486,760	$12,267,109	$108,251,853	$10,332,529	$741,701	$323,216	$570,352

Change in net income	164.7%	326.4%	134.4%	264.3%	-26.5%	5.2%

2007 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$827,658,862	$-	$827,663,672	$-	$-	$-	$(4,810)
Life	38,150,148	-	-	38,150,148	-	-	-
Accident health	1,505,451	-	-	1,505,451	-	-	-
Premiums ceded	(44,895,865)	-	(34,983,325)	(9,912,540)	-	-	-
Total earned premium	822,418,596	-	792,680,347	29,743,059	-	-	(4,810)
Investment income	142,723,984	24,703,035	92,143,031	27,114,967	-	52,081	(1,289,130)
Realized gain on investments	11,318,913	386,450	9,560,458	249,714	-	9,225	1,113,066
Other income	5,076,762	2,535,784	1,115,564	1,058,226	2,784,784	575,779	(2,993,375)
Total revenues	$981,538,255	$27,625,269	$895,499,400	$58,165,966	$2,784,784	$637,085	$(3,174,249)

Benefits & expenses:
Losses & policy benefits	$591,893,064	$-	$546,240,564	$46,203,299	$-	$-	$(550,799)
Reinsurance recoveries	(46,075,717)	-	(28,233,643)	(17,842,074)	-	-	-
Commissions	156,229,167	-	147,400,309	8,828,858	-	-	-
Other operating expenses	79,143,480	4,067,663	70,115,601	6,764,016	895,514	143,203	(2,842,517)
Interest expense	13,122,241	12,696,847	392,450	-	691,341	-	(658,397)
Taxes, licenses & fees	14,354,449	247,838	13,165,136	920,480	9,106	11,889	-
Incr deferred acq expenses	(7,484,427)	-	(4,733,539)	(2,750,888)	-	-	-
Other expenses	4,976,451	-	4,976,406	45	-	-	-
Total expenses	$806,158,708	$17,012,348	$749,323,284	$42,123,736	$1,595,961	$155,092	$(4,051,713)

Income before income taxes	$175,379,547	$10,612,921	$146,176,116	$16,042,230	$1,188,823	$481,993	$877,464

Provision for income taxes:
Current operating income	$43,141,111	$(2,812,998)	$42,120,489	$3,219,524	$461,071	$153,025	$-
Capital gains/losses	5,332,924	1,565,910	3,676,147	87,400	-	3,467	-
Deferred	(5,581,248)	(407,100)	(7,872,373)	2,402,777	(13,949)	2,285	307,112
Total income tax	$42,892,787	$(1,654,188)	$37,924,263	$5,709,701	$447,122	$158,777	$307,112

Net income - current year	$132,486,760	$12,267,109	$108,251,853	$10,332,529	$741,701	$323,216	$570,352

Net income - prior year	$157,796,333	$7,705,244	$135,510,300	$12,940,413	$717,806	$354,928	$567,642

Change in net income	-16.0%	59.2%	-20.1%	-20.2%	3.3%	-8.9%

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	June 30,	December 31,
	2007	2006
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2007—$5,910; 2006—$5,739)	$ 5,891	$ 5,805
Equity securities, at fair value (cost: 2007—$2,943; 2006—$2,621)	7,650	7,799
Short-term investments, at fair value (amortized cost: 2007—$101; 2006—$95)	101	95
Other invested assets	70	60
Total investments	13,712	13,759

Cash and cash equivalents	122	202
Securities lending collateral	976	-
Investment income receivable	124	121
Finance receivable	100	108
Premiums receivable	1,217	1,128
Reinsurance receivable	751	683
Prepaid reinsurance premiums	12	13
Deferred policy acquisition costs	479	453
Property and equipment, net, for company use (accumulated depreciation: 2007—$268; 2006—$261)	212	193
Other assets	51	58
Separate accounts	508	504
Total assets	$ 18,264	$ 17,222

Liabilities
Insurance reserves
Losses and loss expense	$ 3,953	$ 3,896
Life policy reserves	1,446	1,409
Unearned premiums	1,662	1,579
Securities lending payable	976	-
Other liabilities	619	533
Deferred income tax	1,434	1,653
Notes payable	49	49
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	508	504
Total liabilities	11,438	10,414

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2007-500 million shares, 2006- 500 million shares; issued: 2007-196 million shares, 2006-196 million shares	392	391
Paid-in capital	1,035	1,015
Retained earnings	3,213	2,786
Accumulated other comprehensive income	3,013	3,379
Treasury stock at cost (2007—24 million shares, 2006—23 million shares)	(827)	(763)
Total shareholders' equity	6,826	6,808
Total liabilities and shareholders' equity	$ 18,264	$ 17,222

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Net income	$930	$602	$584	$374	$238	$193	$118	$255	$242	$299
One-time item	-	-	-	15	-	-	(25)	-	-	-
Net income before one-time item	930	602	584	389	238	193	93	255	242	299
Net realized investment gains and losses	434	40	60	(27)	(62)	(17)	(2)	-	43	45
Operating income before one-time item	496	562	524	416	300	210	95	255	199	254
Less catastrophe losses	(113)	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)
Operating income before catastrophe losses and one-time item	$609	$644	$620	$479	$357	$252	$128	$279	$260	$271

Diluted per share data
Net income	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61
One-time item	-	-	-	0.09	-	-	(0.14)	-	-	-
Net income before one-time item	5.30	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61
Net realized investment gains and losses	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	-	0.23	0.26
Operating income before one-time item	2.82	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35
Less catastrophe losses	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)
Operating income before catastrophe losses and one-time item	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.48

Return on equity
Return on average equity	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%
One-time item	-	-	-	(0.3)	-	-	0.4	-	-	-
Return on average equity before one-time item	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%

Return on equity based on comprehensive income
ROE based on comprehensive income	16.4%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%
One-time item	-	-	-	(0.3)	-	-	0.4	-	-	-
ROE based on comprehensive income before one-time item	16.4%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%

Investment income
Investment income, net of expenses	$570	$526	$492	$465	$445	$421	$415	$387	$368	$349
BOLI	-	-	-	-	-	-	(5)	-	-	-
Investment income before BOLI	$570	$526	$492	$465	$445	$421	$410	$387	$368	$349

*Dollar amounts shown are rounded to millions: certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net income			$351	$194	$130	$115	$132	$552	$545	$684		$800		$930
Net realized investment gains and losses			187	41	8	-	6	421	228	426		427		434
Operating income			164	153	122	115	126	131	317	258		373		496
Less catastrophe losses			(7)	(2)	(29)	(18)	(41)	(26)	(9)	(67)		(85)		(113)
Operating income before catastrophe losses			$171	$155	$151	$133	$167	$157	$326	$325		$458		$609

Diluted per share data
Net income			$2.02	$1.11	$0.75	$0.66	$0.76	$3.13	$3.13	$3.90		$4.56		$5.30
Net realized investment gains and losses			1.08	0.23	0.05	-	0.04	2.39	1.31	2.43		2.43		2.48
Operating income			0.94	0.88	0.70	0.66	0.72	0.74	1.82	1.47		2.13		2.82
Less catastrophe losses			(0.04)	(0.01)	(0.16)	(0.10)	(0.24)	(0.14)	(0.05)	(0.38)		(0.48)		(0.65)
Operating income before catastrophe losses			$0.98	$0.89	$0.86	$0.76	$0.96	$0.88	$1.87	$1.85		$2.61		$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Second-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for six months ended June 30, 2007
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,894	39.1%	$61
The Procter & Gamble Company	206	460	6.2	5
Exxon Mobil Corporation	58	433	5.9	5
National City Corporation	172	327	4.4	8
PNC Financial Services Group, Inc.	62	337	4.6	6
AllianceBernstein Holding L.P.	100	328	4.4	8
U.S. Bancorp	253	326	4.4	7
Wyeth	62	254	3.4	2
Johnson & Johnson	218	247	3.3	3
Wells Fargo & Company	107	201	2.7	3
Huntington Bancshares Inc (Sky Financial Group)*	140	168	2.3	3
Piedmont Natural Gas Company, Inc.	64	139	1.9	3
Wachovia Corp	146	137	1.9	2
General Electric Co.	106	120	1.6	2
Chevron Corporation	56	112	1.5	1
All other common stock holdings	661	917	12.4	14
Total	$2,694	$7,400	100.0%	$133

* As of June 30, 2007, we held 2,288,203 shares of Huntington Bancshares Incorporated (NASDAQ: HBAN) and 4,661,018 shares of
Sky Financial Group, Inc. (Nasdaq: SKYF). On July 1, 2007, Huntington completed its merger with Sky Financial. Under the terms of the agreement, we received 1,098 shares of Huntington common stock and a cash payment of $3,023 for each share of Sky Financial we owned on June 29, 2007.

2007 Second-Quarter Supplement

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data
(Dollars in millions)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)			$9,778	$9,834	$9,790	$9,393	$8,987	$9,135
Fixed Maturities - Pretax Net Unrealized Gain (Loss)			(30)	44	47	51	(55)	2
Equities - Pretax Net Unrealized Gain (Loss)			2,917	3,017	3,166	2,859	2,621	2,758
Loss and Loss Expense Reserves - STAT			3,374	3,373	3,356	3,314	3,237	3,169
Surplus - (STAT)			4,937	4,741	4,750	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)			$1,893	$1,922	$1,913	$1,893	$1,803	$1,808
Fixed Maturities - Pretax Net Unrealized Gain (Loss)			(4)	20	15	17	(17)	6
Equities - Pretax Net Unrealized Gain (Loss)			254	305	307	271	238	256
Retained Earnings - GAAP			730	739	719	688	652	666
Surplus - STAT			491	483	479	461	459	470

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$8,873	$8,833	$8,802	$8,710	$8,806	$8,523	$6,599	$6,882
Fixed Maturities - Pretax Net Unrealized Gain (Loss)	50	86	152	99	188	158	84	190
Equities - Pretax Net Unrealized Gain (Loss)	2,803	2,807	2,903	2,931	3,135	1,746	1,740	1,924
Loss and Loss Expense Reserves - STAT	3,111	3,150	3,065	3,031	2,977	3,036	2,952	2,901
Surplus - (STAT)	4,220	4,224	4,180	4,065	4,196	4,037	2,871	2,791

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$1,788	$1,797	$1,748	$1,688	$1,637	$1,695	$1,637	$1,652
Fixed Maturities - Pretax Net Unrealized Gain (Loss)	31	45	70	53	82	76	49	94
Equities - Pretax Net Unrealized Gain (Loss)	266	274	275	257	274	261	252	266
Retained Earnings - GAAP	651	348	655	622	639	612	584	610
Surplus - STAT	451	447	447	440	439	409	401	395

2007 Second-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$829,657,090	$827,663,672	$1,993,418	0.24	$1,657,229,337	$1,643,900,425	$13,328,912	0.81
Life	-	-	-	-	-	-	-	-
Accident health	-	-	-	-	-	-	-	-
Premiums ceded	(43,136,002)	(34,983,325)	(8,152,677)	23.30	(86,198,579)	(73,273,421)	(12,925,158)	17.64
Total premiums earned	786,521,088	792,680,347	(6,159,259)	(0.78)	1,571,030,758	1,570,627,004	403,754	0.03
Investment income	96,856,271	92,143,031	4,713,240	5.12	193,465,425	181,458,991	12,006,434	6.62
Realized gain on investments	177,301,754	9,560,458	167,741,296	1,754.53	207,210,519	215,730,423	(8,519,904)	(3.95)
Other income	2,063,478	1,115,564	947,914	84.97	3,651,137	1,781,510	1,869,627	104.95
Total revenues	$1,062,742,591	$895,499,400	$167,243,191	18.68	$1,975,357,839	$1,969,597,928	$5,759,911	0.29

Benefits & expenses:
Losses & policy benefits	$503,831,388	$546,240,564	$(42,409,176)	(7.76)	$982,523,609	$1,041,018,485	$(58,494,876)	(5.62)
Reinsurance recoveries	(48,321,121)	(28,233,643)	(20,087,478)	71.15	(69,477,125)	(51,374,280)	(18,102,845)	35.24
Commissions	150,586,087	147,400,309	3,185,778	2.16	311,799,584	304,718,355	7,081,229	2.32
Other operating expenses	74,552,175	70,115,601	4,436,574	6.33	147,892,691	139,710,448	8,182,243	5.86
Interest expense	-	392,450	(392,450)	-	-	392,450	(392,450)	-
Taxes, licenses & fees	17,676,507	13,165,136	4,511,371	34.27	36,332,300	36,627,893	(295,593)	(0.81)
Incr deferred acq expense	(4,646,840)	(4,733,539)	86,699	(1.83)	(16,365,094)	(14,250,247)	(2,114,847)	14.84
Other expenses	2,786,715	4,976,406	(2,189,691)	(44.00)	6,949,932	8,308,549	(1,358,617)	(16.35)
Total expenses	$696,464,911	$749,323,284	$(52,858,373)	(7.05)	$1,399,655,897	$1,465,151,653	$(65,495,756)	(4.47)
Income before income taxes	$366,277,680	$146,176,116	$220,101,564	150.57	$575,701,942	$504,446,275	$71,255,667	14.13

Provision for income taxes:
Current operating income	$55,744,604	$42,120,489	$13,624,115	32.35	$106,361,563	$91,031,427	$15,330,136	16.84
Current realized investments gains and losses	62,790,613	3,676,147	59,114,466	1,608.06	73,423,681	75,961,232	(2,537,551)	(3.34)
Deferred	(5,956,260)	(7,872,373)	1,916,113	(24.34)	(11,711,636)	(16,679,885)	4,968,249	(29.79)
Total income taxes	$112,578,957	$37,924,263	$74,654,694	196.85	$168,073,608	$150,312,774	$17,760,834	11.82

Net income	$253,698,723	$108,251,853	$145,446,870	134.36	$407,628,334	$354,133,501	$53,494,833	15.11

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
Underwriting income
Net premiums written	$810,172,700	$814,234,256	(0.50)	$1,655,972,450	$1,643,009,334	0.79
Unearned premiums increase	23,651,614	21,553,909	9.73	84,941,693	72,382,327	17.35
Earned premiums	786,521,086	792,680,347	(0.78)	1,571,030,756	1,570,627,007	0.03

Losses incurred	$363,866,807	$439,338,289	(17.18)	$734,619,843	$828,027,319	(11.28)
Allocated loss expenses incurred	49,710,496	38,264,131	29.91	88,786,803	71,497,650	24.18
Unallocated loss expenses incurred	41,932,964	40,404,510	3.78	89,639,838	90,119,248	(0.53)
Other underwriting expenses incurred	239,633,680	226,727,213	5.69	484,376,019	461,112,558	5.05
Workers compensation dividend incurred	1,753,283	5,832,528	(69.94)	5,402,447	9,750,386	(44.59)

Total underwriting deductions	$696,897,230	$750,566,672	(7.15)	$1,402,824,950	$1,460,507,160	(3.95)
Net underwriting gain (loss)	$89,623,856	$42,113,675	112.81	$168,205,806	$110,119,846	52.75

Investment income
Gross investment income earned	$98,166,059	$93,464,237	5.03	$196,013,090	$183,620,102	6.75
Net investment income earned	96,878,773	92,031,641	5.27	193,508,032	181,256,416	6.76
Net realized capital gains	114,837,505	6,827,130	1,582.08	134,396,687	141,070,859	(4.73)
Net investment gains (excl. subs)	$211,716,278	$98,858,771	114.16	$327,904,719	$322,327,275	1.73
Dividend from subsidiary	-	-	-	-	-	-
Net investment gains	$211,716,278	$98,858,771	114.16	$327,904,719	$322,327,275	1.73

Other income	$1,791,815	$1,138,050	57.45	$3,308,351	$1,647,064	100.86

Net income before federal income taxes	$303,131,950	$142,110,496	113.31	$499,418,876	$434,094,186	15.05
Federal and foreign income taxes incurred	$55,061,836	$41,083,409	34.02	$104,813,158	$89,221,966	17.47
Net income (statutory)	$248,070,114	$101,027,087	145.55	$394,605,718	$344,872,220	14.42
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written			$810	$846	$755	$780	$814	$829	$1,656	$1,643		$2,423		$3,178
Net premiums earned			$787	$785	$802	$791	$793	$778	$1,571	$1,571		$2,362		$3,164

Losses paid			$380	$365	$375	$366	$379	$345	$744	$727		$1,094		$1,469
Loss reserve change			(16)	6	4	66	60	42	(9)	101		167		172
Total losses incurred			$364	$371	$379	$432	$439	$387	$735	$828		$1,261		$1,641
Allocated loss expense paid			34	31	37	33	31	28	65	59		91		127
Allocated loss expense reserve change			16	8	35	8	7	6	24	13		20		56
Total allocated loss expense incurred			$50	$39	$72	$41	$38	$34	$89	$72		$111		$183
Unallocated loss expense paid			41	46	49	39	39	40	86	78		117		167
Unallocated loss expense= reserve change			1	2	2	4	3	10	3	12		15		17
Total unallocated loss expense incurred			$42	$48	$51	$43	$42	$50	$89	$90		$132		$184
Underwriting expenses incurred			242	248	251	243	232	240	490	471		715		965
Underwriting profit (loss)			$90	$79	$49	$32	$42	$67	$168	$110		$143		$191

Loss Detail
Losses $1 million or more			$43	$50	$63	$61	$46	$32	$93	$79		$139		$203
Losses $250 thousand to $1 million			46	48	43	49	48	38	92	86		135		178
Development and case reserve increases of $250,000 or more			49	53	64	49	52	49	102	102		151		215
Large losses subtotal			$138	$151	$170	$159	$146	$119	$287	$267		$425		$596
IBNR incurred			7	7	(57)	11	(5)	6	15	1		11		(47)
Catastrophe losses incurred			11	3	44	27	64	39	15	103		131		175
Remaining incurred			208	210	222	235	234	223	418	457		694		917
Total losses incurred			$364	$371	$379	$432	$439	$387	$735	$828		$1,261		$1,641

Ratio Data
Loss ratio			46.3%	47.2%	47.2%	54.8%	55.4%	49.9%	46.8%	52.7%		53.4%		51.9%
Allocated loss expense ratio			6.3	5.0	9.0	5.0	4.8	4.3	5.6	4.6		4.7		5.8
Unallocated loss expense ratio			5.3	6.1	6.4	5.4	5.1	6.4	5.7	5.7		5.6		5.8
Net underwriting expense ratio			29.8	29.4	33.3	31.2	28.4	29.0	29.6	28.7		29.5		30.4
Statutory combined ratio			87.7%	87.7%	95.9%	96.4%	93.7%	89.6%	87.7%	91.7%		93.2%		93.9%
Statutory combined ratio excluding catastrophes			86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.1%		87.7%		88.4%

Loss Ratio
Losses $1 million or more			5.4%	6.4%	7.9%	7.6%	6.0%	4.2%	5.9%	5.1%		5.9%		6.4%
Losses $250 thousand to $1 million			5.8	6.0	5.3	6.2	6.0	4.9	5.9	5.5		5.7		5.6
Development and case reserve increases of $250,000 or more			6.2	6.8	8.0	6.3	7.4	6.3	6.5	6.9		6.4		6.8
Large losses subtotal			17.4%	19.2%	21.2%	20.1%	19.4%	15.4%	18.3%	17.5%		18.0%		18.8%
IBNR incurred			0.9	1.0	(7.2)	1.3	1.3	0.8	0.9	1.1		0.5		(1.4)
Total catastrophe losses incurred			1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5		5.5		5.5
Remaining incurred			26.6	26.6	27.7	29.9	26.7	28.7	26.7	27.6		29.4		29.0
Total loss ratio			46.3%	47.2%	47.2%	54.8%	55.4%	49.9%	46.8%	52.7%		53.4%		51.9%

Loss Claim Count
Losses $1 million or more			26	28	33	32	26	14	54	40		72		105
Losses $250 thousand to $1 million			104	108	97	103	88	95	212	183		286		383
Development and case reserve increases of $250,000 or more			82	93	94	104	85	85	175	170		274		368
Large losses total			212	229	224	239	199	194	441	393		632		856
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
*Statutory data prepared in accordance with statutory rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 28 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written			$613	$693	$589	$582	$603	$668	$1,306	$1,271		$1,853		$2,442
Net premiums earned			$607	$604	$619	$602	$599	$582	$1,210	$1,181		$1,783		$2,402

Losses paid			$270	$260	$256	$247	$251	$233	$530	$485		$732		$988
Loss reserve change			(12)	23	5	63	53	53	11	105		168		174
Total losses incurred			$258	$283	$261	$310	$304	$286	$541	$590		$900		$1,162
Allocated loss expense paid			30	28	33	30	28	24	58	52		81		114
Allocated loss expense reserve change			16	8	37	7	6	5	24	12		19		56
Total allocated loss expense incurred			$46	$36	$70	$37	$34	$29	$82	$64		$100		$170
Unallocated loss expense paid			30	32	34	27	27	28	62	54		81		116
Unallocated loss expense reserve change			1	3	3	3	3	10	4	13		15		18
Total unallocated loss expense incurred			$31	$35	$37	$30	$30	$38	$66	$67		$96		$134
Underwriting expenses incurred			179	193	194	185	172	179	372	349		536		727
Underwriting profit (loss)			$93	$57	$57	$40	$59	$50	$149	$111		$151		$209

Loss Detail
Losses $1 million or more			$36	$45	$59	$51	$40	$30	$81	$70		$121		$180
Losses $250 thousand to $1 million			34	38	35	37	39	28	71	67		104		139
Development and case reserve increases of $250,000 or more			46	49	58	45	45	44	95	90		135		193
Large losses subtotal			$116	$132	$152	$133	$124	$102	$247	$227		$360		$512
IBNR incurred			6	7	(45)	10	(6)	6	14	-		10		(36)
Catastrophe losses incurred			5	10	11	14	34	29	16	63		77		89
Remaining incurred			131	134	143	153	152	149	264	300		453		597
Total losses incurred			$258	$283	$261	$310	$304	$286	$541	$590		$900		$1,162

Ratio Data
Loss ratio			42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%		50.5%		48.4%
Allocated loss expense ratio			7.6	5.9	11.3	6.0	5.7	5.1	6.8	5.4		5.6		7.1
Unallocated loss expense ratio			5.1	6.0	6.0	5.0	4.9	6.5	5.5	5.7		5.4		5.5
Net underwriting expense ratio			29.1	27.8	32.9	31.6	28.3	26.7	28.4	27.5		28.8		29.8
Statutory combined ratio			84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.6%		90.3%		90.8%
Statutory combined ratio excluding catastrophes			83.6%	84.7%	90.5%	91.7%	84.0%	82.4%	84.1%	83.3%		86.0%		87.1%

Loss Ratio
Losses $1 million or more			5.9%	7.4%	9.6%	8.5%	6.6%	5.2%	6.7%	5.9%		6.8%		7.5%
Losses $250 thousand to $1 million			5.6	6.2	5.6	6.1	6.5	4.8	5.9	5.7		5.8		5.8
Development and case reserve increases of $250,000 or more			7.6	8.2	9.4	7.5	7.5	7.6	7.9	7.6		7.6		8.0
Large losses subtotal			19.1%	21.8%	24.6%	22.1%	20.6%	17.6%	20.5%	19.2%		20.2%		21.3%
IBNR incurred			1.0	1.2	(7.3)	1.7	(1.0)	1.0	1.1	-		0.6		(1.5)
Total catastrophe losses incurred			0.8	1.8	1.9	2.3	5.6	5.1	1.3	5.3		4.3		3.7
Remaining incurred			21.7	22.0	23.0	25.4	25.5	25.5	21.8	25.5		25.4		24.9
Total loss ratio			42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%		50.5%		48.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriated regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 29 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written			$197	$153	$166	$198	$211	$161	$350	$372		$570		$736
Net premiums earned			$180	$181	$183	$189	$194	$196	$361	$390		$579		$762
Losses paid			$110	$105	$119	$119	$128	$112	$214	$242		$362		$481
Loss reserve change			(4)	(17)	(1)	3	7	(11)	(20)	(4)		(1)		(2)
Total losses incurred			$106	$88	$118	$122	$135	$101	$194	$238		$361		$479
Allocated loss expense paid			4	3	4	3	3	4	7	7		10		13
Allocated loss expense reserve change				-	(2)	1	1	1	-	1		1		-
Total allocated loss expense incurred			$4	$3	$2	$4	$4	$5	$7	$8		$11		$13
Unallocated loss expense paid			11	14	15	12	12	12	24	24		36		51
Unallocated loss expense reserve change			-	(1)	(1)	1	-	-	(1)	(1)		-		(1)
Total unallocated loss expense incurred			$11	$13	$14	$13	$12	$12	$23	$23		$36		$50
Underwriting expenses incurred			63	55	57	58	60	61	118	122		179		238
Underwriting profit (loss)			$(3)	$22	$(8)	$(8)	$(17)	$17	$19	$(1)		$(8)		$(18)

Loss Detail
Losses $1 million or more			$7	$5	$4	$10	$6	$2	$12	$9		$18		$23
Losses $250 thousand to $1 million			12	10	8	12	9	10	21	19		31		39
Development and case reserve increases of $250,000 or more			3	4	6	4	7	5	7	12		16		22
Large losses subtotal			$22	$19	$18	$26	$22	$17	$40	$40		$65		$84
IBNR incurred			1	-	(12)	1	1	-	1	1		1		(11)
Catastrophe losses incurred			6	(7)	33	13	30	10	(1)	40		54		86
Remaining incurred			77	76	79	82	82	74	154	157		241		320
Total losses incurred			$106	$88	$118	$122	$135	$101	$194	$238		$361		$479

Ratio Data
Loss ratio			58.6%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%		62.4%		62.9%
Allocated loss expense ratio			1.9	1.8	1.2	1.9	2.1	1.7	1.8	1.9		2.0		1.7
Unallocated loss expense ratio			6.2	6.6	7.8	6.6	5.8	6.2	6.4	6.0		6.1		6.6
Net underwriting expense ratio			31.8	36.2	34.3	30.4	28.5	38.0	33.7	32.6		31.8		32.4
Statutory combined ratio			98.5%	93.5%	107.7%	104.0%	106.4%	98.1%	95.7%	101.6%		102.3%		103.6%
Statutory combined ratio excluding catastrophes			95.1%	97.6%	89.8%	96.9%	90.8%	93.1%	96.1%	91.3%		93.1%		92.3%

Loss Ratio
Losses $1 million or more			3.8%	3.0%	2.2%	5.0%	3.5%	1.2%	3.4%	2.3%		3.2%		3.0%
Losses $250 thousand to $1 million			6.4	5.4	4.5	6.4	4.4	5.3	5.9	4.9		5.4		5.2
Development and case increases of $250,000 or more			1.5	2.2	3.4	2.1	3.5	2.7	1.8	3.1		2.8		2.9
Large losses subtotal			11.7%	10.6%	10.1%	13.5%	11.4%	9.2%	11.1%	10.3%		11.4%		11.1%
IBNR incurred			0.4	-	(6.8)	0.1	0.7	-	0.2	0.3		0.3		(1.5)
Total catastrophe losses incurred			3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3		9.2		11.3
Remaining incurred			43.0	42.4	43.2	44.4	42.3	38.0	42.8	40.2		41.5		42.0
Total loss ratio			58.6%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%		62.4%		62.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2007
(Dollars in millions)
											6/30/2007	6/30/2006	Commercial	Personal	Total
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$11.4	$8.6	$4.2	$0.4	$3.6	$1.0	$0.2	$7.6	$11.0	$2.3	$50.3	$45.6	20.0	(0.9)	10.3
AZ	7.0	3.3	4.8	0.2	0.5	0.4	0.2	-	0.1	0.1	16.6	15.5	7.2	-	7.1
AR	5.4	4.5	3.3	2.6	1.9	0.7	0.2	1.3	1.4	0.4	21.7	23.0	(5.6)	(6.1)	(5.7)
DE	0.4	0.3	0.3	1.1	-	-	-	-	-	-	2.1	1.4	50.0	-	50.0
FL	20.6	13.8	7.4	0.9	1.8	1.2	0.5	6.5	14.5	1.9	69.1	60.2	11.3	22.5	14.8
GA	15.5	10.2	11.5	7.6	3.6	3.3	0.4	15.6	12.9	3.4	84.0	80.3	9.2	(2.1)	4.6
ID	4.5	1.9	2.6	-	0.6	0.6	0.1	-	-	-	10.3	9.1	13.2	-	13.2
IL	43.7	24.3	18.0	31.3	6.7	4.2	1.5	11.7	9.2	3.2	153.8	158.4	(2.0)	(7.3)	(2.9)
IN	28.6	21.0	14.5	16.2	4.3	3.3	1.2	13.0	12.2	3.2	117.5	124.2	(3.5)	(11.0)	(5.4)
IA	11.6	6.6	4.9	12.9	2.4	1.2	0.6	2.1	2.0	0.9	45.2	44.0	4.1	(7.4)	2.7
KS	4.5	4.2	2.3	3.9	1.8	0.7	0.2	2.3	3.0	0.6	23.5	22.9	7.3	(9.2)	2.6
KY	11.7	10.0	7.0	2.1	2.5	1.2	0.5	9.3	7.1	1.9	53.3	52.2	7.0	(6.2)	2.1
MD	8.0	3.1	5.2	6.1	0.6	0.8	0.2	-	0.6	0.2	24.8	21.9	13.7	-	13.2
MI	19.6	12.7	8.9	9.7	6.3	2.8	0.8	6.7	7.4	1.6	76.5	86.0	(11.4)	(9.8)	(11.0)
MN	15.4	9.3	6.2	5.2	2.2	1.3	0.5	3.4	2.9	2.1	48.5	45.4	8.7	(1.2)	6.8
MO	15.5	10.5	6.2	10.2	2.8	0.9	0.5	1.4	2.1	0.4	50.5	46.5	11.2	(15.2)	8.6
MT	7.6	3.6	3.9	0.1	0.5	0.2	0.2	-	0.1	-	16.2	14.2	14.2	-	14.1
NE	3.6	2.8	2.0	3.9	0.8	0.6	0.2	0.5	0.6	0.2	15.2	17.1	(10.3)	(18.8)	(11.1)
NH	1.5	1.0	0.8	1.5	0.4	0.3	0.1	0.4	0.4	0.2	6.6	6.5	-	11.1	1.5
NY	19.7	4.2	5.3	1.5	0.7	1.8	0.3	-	-	-	33.5	25.4	31.9	-	31.9
NC	23.9	15.1	12.9	15.2	6.4	3.6	0.7	0.5	0.7	1.3	80.3	72.6	11.5	(10.7)	10.6
ND	2.5	1.5	1.3	-	0.4	0.4	0.1	0.3	0.3	0.1	6.9	6.5	6.9	-	6.2
OH	91.7	49.7	38.7	(0.4)	11.1	11.2	2.3	64.8	44.7	14.9	328.7	340.6	(1.0)	(7.4)	(3.5)
PA	27.3	15.6	16.8	30.1	5.2	3.3	0.9	4.0	3.2	1.6	108.0	106.1	1.7	2.3	1.8
SC	7.6	5.1	4.3	3.1	1.4	1.6	0.2	-	-	0.1	23.4	21.6	8.4	-	8.3
SD	2.6	1.6	1.3	2.9	0.3	0.3	0.1	-	-	-	9.1	8.0	13.8	-	13.8
TN	14.9	9.8	9.1	7.3	4.6	2.1	0.5	4.1	4.4	1.5	58.3	54.6	5.9	11.1	6.8
UT	5.7	2.0	2.7	-	0.2	1.0	0.2	-	-	-	11.8	7.6	55.3	-	55.3
VT	2.5	2.0	1.6	4.0	0.5	0.3	0.1	0.4	0.4	0.1	11.9	12.0	-	(10.0)	(0.8)
VA	19.1	13.4	13.2	13.4	2.6	2.3	0.5	4.8	3.9	1.4	74.6	75.3	(0.3)	(4.7)	(0.9)
WV	4.8	3.3	3.2	-	1.2	0.4	0.1	-	0.4	0.1	13.5	12.2	12.1	(16.7)	10.7
WI	16.8	9.9	6.9	16.1	2.4	1.3	0.8	4.6	3.6	1.6	64.0	68.7	(5.7)	(12.5)	(6.8)
All Other	3.2	2.6	1.9	2.5	0.2	0.7	0.3	0.5	0.1	0.1	12.1	10.5	12.9	75.0	15.2
Total	$478.4	$287.5	$233.2	$211.6	$80.5	$55.0	$15.2	$165.8	$149.2	$45.4	$1,721.8	$1,696.1	3.3	(4.8)	1.5
Other Direct	0.5	0.8	0.4	3.4	0.1	-	-	0.4	1.7	0.9	8.2	9.9	(30.7)	25.0	(17.2)
Total Direct	$478.9	$288.3	$233.6	$215.0	$80.6	$55.0	$15.2	$166.2	$150.9	$46.3	$1,730.0	$1,706.0	3.1	(4.6)	1.4

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Commercial casualty:
Written premiums			$218	$245	$204	$196	$209	$228	$462	$437		$634		$838
Earned premiums			209	209	219	207	208	197	418	405		613		831
Loss and loss expenses ratio			55.0%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%		50.8%		53.0%
Less catastrophe loss ratio			-	-	-	-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			55.0%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%		50.8%		53.0%

Commercial property:
Written premiums			$125	$138	$124	$126	$122	$134	$263	$256		$381		$505
Earned premiums			125	123	123	123	123	121	248	244		367		491
Loss and loss expenses ratio			45.9%	53.6%	47.0%	54.9%	55.8%	72.6%	49.7%	64.2%		61.0%		57.5%
Less catastrophe loss ratio			3.2	6.9	7.1	9.9	15.9	22.7	5.0	19.3		16.1		13.9
Loss and loss expenses excluding catastrophe loss ratio			42.7%	46.7%	39.9%	45.0%	39.9%	49.9%	44.7%	44.9%		44.9%		43.6%

Commercial auto:
Written premiums			$112	$124	$105	$105	$114	$126	$236	$240		$345		$450
Earned premiums			110	113	116	113	112	112	223	224		337		453
Loss and loss expenses ratio			62.0%	64.6%	58.5%	72.8%	57.0%	57.7%	63.4%	57.4%		62.5%		61.5%
Less catastrophe loss ratio			-	(0.2)	0.6	(0.5)	3.1	0.6	-	1.9		1.0		0.9
Loss and loss expenses excluding catastrophe loss ratio			62.0%	64.8%	57.9%	73.3%	53.9%	57.1%	63.4%	55.5%		61.5%		60.6%

Workers' compensation:
Written premiums			$92	$113	$91	$85	$91	$111	$206	$203		$288		$379
Earned premiums			95	92	95	93	90	88	187	178		271		366
Loss and loss expenses ratio			66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%		84.1%		85.4%
Less catastrophe loss ratio			-	-	-	-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%		84.1%		85.4%

Specialty package:
Written premiums			$36	$41	$35	$35	$34	$40	$77	$74		$109		$144
Earned premiums			37	36	35	35	35	36	73	71		106		141
Loss and loss expenses ratio			49.9%	69.6%	44.9%	74.2%	82.1%	64.3%	59.6%	73.1%		73.5%		66.3%
Less Catastrophe loss ratio			2.6	7.0	5.8	7.1	29.2	3.6	4.7	16.2		13.3		11.4
Loss and loss expenses excluding catastrophe loss ratio			47.3%	62.6%	39.1%	67.1%	52.9%	60.7%	54.9%	56.9%		60.2%		54.9%

Surety and executive risk:
Written premiums			$23	$25	$23	$28	$25	$22	$48	$46		$74		$97
Earned premiums			24	24	24	24	24	21	47	45		69		93
Loss and loss expenses ratio			49.2%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%		55.6%		50.7%
Less catastrophe loss ratio			-	-	-	-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			49.2%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%		55.6%		50.7%

Machinery and equipment:
Written premiums			$7	$7	$7	$7	$8	$7	$14	$15		$22		$29
Earned premiums			7	7	7	7	7	7	14	14		20		27
Loss and loss expense ratio			20.5%	28.2%	62.4%	45.2%	27.0%	32.2%	24.4%	29.5%		34.8%		42.0%
Less catastrophe loss ratio			-	(1.6)	(0.5)	2.1	-	-	(0.8)	-		0.8		0.4
Loss and loss expense excluding catastrophe loss ratio			20.5%	29.8%	62.9%	43.1%	27.0%	32.2%	25.1%	29.5%		34.0%		41.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Personal auto:
Written premiums			$93	$72	$79	$96	$104	$79	$165	$184		$279			$359
Earned premiums			86	88	91	95	98	101	174	199		294			385
Loss and loss expenses ratio			67.6%	66.5%	74.3%	60.6%	65.8%	60.1%	67.1%	62.9%		62.2%			65.0%
Less catastrophe loss ratio			(0.3)	(2.3)	5.7	1.4	3.6	0.8	(1.3)	2.2		2.0		0	2.8
Loss and loss expenses excluding catastrophe loss ratio			67.9%	68.8%	68.6%	59.2%	62.2%	59.3%	68.4%	60.7%		60.2%			62.2%

Homeowner:
Written premiums			$80	$61	$66	$79	$83	$62	$141	$144		$224			$290
Earned premiums			72	71	70	72	73	73	144	146		219			289
Loss and loss expenses ratio			66.8%	50.0%	80.8%	93.9%	93.1%	64.0%	58.5%	78.6%		83.7%			83.0%
Less catastrophe loss ratio			8.2	(7.5)	36.0	15.0	33.1	11.1	0.4	22.1		19.8			23.7
Loss and loss expenses excluding catastrophe loss ratio			58.6%	57.5%	44.8%	78.9%	60.0%	52.9%	58.1%	56.5%		63.9%			59.3%

Other personal:
Written premiums			$24	$20	$21	$23	$24	$20	$44	$44		$67			$87
Earned premiums			22	22	22	22	22	22	44	45		66			88
Loss and loss expenses ratio			62.8%	43.4%	45.6%	63.3%	80.9%	47.4%	53.1%	64.2%		63.9%			59.4%
Less Catastrophe loss ratio			2.6	(0.1)	9.9	5.2	10.8	3.8	1.2	7.4		6.6			7.4
Loss and loss expenses excluding catastrophe loss ratio			60.2%	43.5%	35.7%	58.1%	70.1%	43.6%	51.9%	56.8%		57.3%			52.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Second-Quarter Supplement

Cincinnati Insurance Company
Quarterly Detailed Loss Analysis

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
All Lines
Loss and loss expenses:
Loss and loss expenses - current AY			$484	$472	$539	$526	$468	$414	$956	$882		$1,406		$1,947
Loss and loss expenses - prior AY's			(40)	(18)	(81)	(37)	(13)	18	(58)	5		(32)		(113)
Catastrophes - current AY			15	17	42	29	67	38	31	105		134		176
Catastrophes - prior AY's			(4)	(13)	2	(2)	(3)	1	(17)	(2)		(4)		(2)
Total			$455	$458	$502	$516	$519	$471	$912	$990		$1,504		$2,008
Ratios to Earned Premium
Loss and loss expenses :
Loss and loss expenses - current AY			61.6%	60.2%	67.2%	66.4%	59.1%	53.2%	60.9%	56.2%		59.5%		61.6%
Loss and loss expenses - prior AY's			(5.1)	(2.3)	(10.1)	(4.7)	(1.7)	2.4	(3.7)	0.3		(1.4)		(3.6)
Catastrophes - current AY			1.9	2.1	5.2	3.7	8.5	4.9	2.0	6.7		5.7		5.6
Catastrophes - prior AY's			(0.5)	(1.7)	0.2	(0.2)	(0.5)	0.2	(1.1)	(0.2)		(0.2)		(0.1)
Total			57.9%	58.3%	62.5%	65.2%	65.4%	60.7%	58.1%	63.0%		63.6%		63.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses - current AY			$370	$357	$421	$396	$349	$310	$727	$659		$1,053		$1,476
Loss and loss expenses - prior AY's			(40)	(13)	(64)	(33)	(15)	14	(53)	(1)		(34)		(98)
Catastrophes - current AY			8	13	9	15	35	28	21	63		78		87
Catastrophes - prior AY's			(3)	(3)	2	(1)	(1)	1	(6)	-		(1)		1
Total			$335	$354	$368	$377	$368	$353	$689	$721		$1,096		$1,466
Ratios to Earned Premium
Loss and loss expenses:
Loss and loss expenses - current AY			60.9%	59.0%	68.1%	65.6%	58.3%	53.3%	60.0%	55.8%		58.9%		61.4%
Loss and loss expenses - prior AY's			(6.5)	(2.1)	(10.3)	(5.5)	(2.5)	2.5	(4.3)	0.0		(1.9)		(4.1)
Catastrophes - current AY			1.4	2.2	1.5	2.6	5.9	4.8	1.8	5.4		4.4		3.6
Catastrophes - prior AY's			(0.5)	(0.4)	0.3	(0.2)	(0.4)	0.2	(0.5)	(0.1)		(0.1)		-
Total			55.3%	58.7%	59.6%	62.5%	61.3%	60.8%	57.0%	61.1%		61.3%		60.9%

Personal Lines
Loss and loss expenses:
Loss and loss expenses - current AY			$114	$115	$118	$130	$119	$104	$229	$223		$352		$471
Loss and loss expenses - prior AY's			-	(5)	(17)	(4)	2	4	(5)	6		2		(15)
Catastrophes - current AY			7	4	33	14	32	10	10	42		57		89
Catastrophes - prior AY's			(1)	(10)	-	(1)	(2)	-	(11)	(2)		(3)		(3)
Total			$120	$104	$134	$139	$151	$118	$223	$269		$408		$542
Ratios to Earned Premium
Loss and loss expenses:
Loss and loss expenses - current AY			63.3%	64.4%	64.9%	68.7%	61.5%	53.1%	63.8%	57.3%		60.8%		61.9%
Loss and loss expenses - prior AY's			-	(3.0)	(9.4)	(2.2)	0.8	2.0	(1.5)	1.4		0.3		(2.0)
Catastrophes - current AY			3.8	2.0	18.2	7.4	16.4	5.1	2.9	10.7		9.8		11.7
Catastrophes - prior AY's			(0.3)	(6.1)	(0.3)	(0.3)	(0.8)	(0.1)	(3.2)	(0.4)		(0.5)		(0.4)
Total			66.8%	57.3%	73.4%	73.6%	77.9%	60.1%	62.0%	69.0%		70.4%		71.2%

2007 Second-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Premiums
Adjusted written premiums (statutory)*	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472
Codification	-	-	-	-	-	402	(55)	-	-	-
Written premium adjustment -- statutory only	6	(21)	(29)	26	117	-	-	-	-	-
Reported written premiums (statutory)**	3,178	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472
Unearned premiums change	(14)	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)
Earned premiums (GAAP)	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%
Written premiums (statutory)	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%
Earned premiums	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%

Statutory combined ratio
Reported statutory combined ratio*	93.9%	89.0	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%
Codification	-	-	-	-	-	4.1	(0.9)	-	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	-	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-	-
Statutory combined ratio (adjusted)	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%
Less catastrophe losses	5.5	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	-	-	-	-	-	2.6	(0.5)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.8	-	-	-	-
One-time item	-	-	-	-	-	-	-	-	-
Commission expense ratio (adjusted)	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	-	-	-	-	-	1.5	(0.4)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.4	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-
Other expense ratio (adjusted)	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	-	-	-	-	-	4.1	(0.9)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-
Statutory expense ratio (adjusted)	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%
One-time item	-	-	-	0.8	-	-	(2.1)	-	-	-
GAAP combined ratio before one-time item	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.672	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	0.001	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.673	0.734	0.714	1.012	1.117	1.023

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$2,435	$2,306	$2,209	$2,009	$1,795	$1,551
Codification	-	-	-	-	-	276
Written premium adjustment – statutory only	7	(16)	(23)	22	110	-
Reported written premiums (statutory)	$2,442	$2,290	$2,186	$2,031	$1,905	$1,827
Unearned premiums change	(40)	(36)	(60)	(123)	(184)	(374)
Earned premiums (GAAP)	$2,402	$2,254	$2,126	$1,908	$1,721	$1,453

Year-over-year growth rate:
Adjusted written premiums (statutory)	5.6%	4.4%	10.0%	11.9%	15.8%	16.9%
Written premiums (statutory)	6.6%	4.8%	7.6%	6.6%	4.2%	43.3%
Earned premiums	6.6%	6.0%	11.4%	10.8%	18.6%	17.9%

Statutory combined ratio
Reported statutory combined ratio*	90.8%	87.1%	83.7%	90.9%	95.3%	96.7%
Codification	-	-	-	-	-	4.0
Written premium adjustment – statutory only	nm	nm	nm	nm	1.5	-
One-time item	-	-	-	0.7	-	-
Statutory combined ratio (adjusted)	90.8%	87.1%	83.7%	91.6%	96.8%	100.7%
Less catastrophe losses	3.7	3.4	3.4	2.2	2.3	1.9
Statutory combined ratio excluding catastrophe losses (adjusted)	87.1%	83.7%	80.3%	89.4%	94.5%	98.8%

GAAP combined ratio
GAAP combined ratio	91.3%	87.4%	84.1%	91.3%	96.6%	101.7%
One-time item	-	-	-	0.8	-	-
GAAP combined ratio before one-time item	91.3%	87.4%	84.1%	92.1%	96.6%	101.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$737	$791	$817	$780	$701	$637
Codification	-	-	-	-	-	126
Written premium adjustment – statutory only	(1)	(5)	(6)	4	7	-
Reported written premiums (statutory)	$736	$786	$811	$784	$708	$763
Unearned premiums change	26	18	(18)	(39)	(38)	(143)
Earned premiums (GAAP)	$762	$804	$793	$745	$670	$620

Year-over-year growth rate:
Adjusted written premiums (statutory)	(6.8)%	(3.2)%	4.7%	12.0%	9.8%	4.6%
Written premiums (statutory)	(6.4)%	(3.1)%	3.4%	10.8%	(7.2)%	26.1%
Earned premiums	(5.2)%	1.4%	6.4%	11.2%	8.1%	4.0%

Statutory combined ratio
Reported statutory combined ratio*	103.6%	94.3%	104.6%	102.9%	106.5%	105.9%
Codification	-	-	-	-	-	4.6
Written premium adjustment – statutory only	nm	nm	nm	nm	0.3	-
One-time item	-	-	-	1.0	-	-
Statutory combined ratio (adjusted)	103.6%	94.3%	104.6%	103.9%	106.8%	110.5%
Less catastrophe losses	11.3	6.3	9.7	7.3	7.1	5.8
Statutory combined ratio excluding catastrophe losses (adjusted)	92.3%	88.0%	94.9%	96.6%	99.7%	104.7%

GAAP combined ratio
GAAP combined ratio	103.6%	94.4%	105.0%	103.6%	107.6%	112.4%
One-time item	-	-	-	1.1	-	-
GAAP combined ratio before one-time item	103.6%	94.4%	105.0%	104.7%	107.6%	112.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$808	$811	$785	$787	$804	$796	$1,619	$1,600		$2,387		$3,172
Written premium adjustment – statutory only			2	35	(30)	(7)	10	33	37	43		36		6
Reported written premiums (statutory)*			$810	$846	$755	$780	$814	$829	$1,656	$1,643		$2,423		$3,178
Unearned premiums change			(23)	(61)	47	11	(21)	(51)	(85)	(72)		(60)		(14)
Earned premiums			$787	$785	$802	$791	$793	$778	$1,571	$1,571		$2,363		$3,164

Statutory combined ratio
Statutory combined ratio			87.7%	87.7%	95.9%	96.4%	93.7%	89.6%	87.7%	91.7%		93.2%		93.9%
Less catastrophe losses			1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5		5.5		5.5
Statutory combined ratio excluding catastrophe losses			86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.2%		87.7%		88.4%

Commission expense ratio			18.1%	18.0%	19.9%	19.3%	17.6%	18.2%	18.0%	17.9%		18.3%		18.7%
Other expense ratio			11.7%	11.4%	13.4%	11.9%	10.8%	10.8%	11.6%	10.8%		11.2%		11.7%
Statutory expense ratio			29.8%	29.4%	33.3%	31.2%	28.4%	29.0%	29.6%	28.7%		29.5%		30.4%

GAAP combined ratio
GAAP combined ratio			88.6%	89.6%	94.5%	96.1%	94.5%	92.0%	89.1%	93.3%		94.2%		94.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$611	$658	$618	$589	$593	$635	$1,269	$1,228		$1,817		$2,435
Written premium adjustment -- statutory only			2	35	(29)	(7)	10	33	37	43		36		7
Reported written premiums (statutory) *			$613	$693	$589	$582	$603	$668	$1,306	$1,271		$1,853		$2,442
Unearned premiums change			(6)	(89)	30	20	(4)	(86)	(96)	(90)		(69)		(40)
Earned premiums			$607	$604	$619	$602	$599	$582	$1,210	$1,181		$1,784		$2,402

Statutory combined ratio
Statutory combined ratio			84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.6%		90.3%		90.8%
Less catastrophe losses			0.8	1.8	1.9	2.3	5.6	5.1	1.3	5.3		4.3		3.7
Statutory combined ratio excluding catastrophe losses			83.6%	84.7%	90.5%	91.8%	84.0%	82.4%	84.1%	83.3%		86.0%		87.1%

GAAP combined ratio
GAAP combined ratio			85.2%	88.9%	91.1%	93.4%	90.3%	90.5%	87.0%	90.4%		91.4%		91.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$197	$153	$167	$198	$211	$161	$350	$372		$570		$737
Written premium adjustment -- statutory only			-	-	(1)	-	-	-	-	-		-		(1)
Reported written premiums (statutory)*			$197	$153	$166	$198	$211	$161	$350	$372		$570		$736
Unearned premiums change			(17)	28	17	(9)	(17)	35	11	18		9		26
Earned premiums			$180	$181	$183	$189	$194	$196	$361	$390		$579		$762

Statutory combined ratio
Statutory combined ratio			98.6%	93.5%	107.7%	104.0%	106.4%	98.1%	95.8%	101.6%		102.3%		103.6%
Less catastrophe losses			3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3		9.2		11.3
Statutory combined ratio excluding catastrophe losses			95.1%	97.6%	89.8%	96.9%	90.8%	93.1%	96.1%	91.3%		93.1%		92.3%

GAAP combined ratio
GAAP combined ratio			99.9%	92.0%	106.0%	104.4%	107.6%	96.4%	96.0%	102.0%		102.8%		103.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$-	$-	$-	-	$-	$-	$-	-
Life	43,321,722	38,150,148	5,171,574	13.56	82,268,196	73,024,692	9,243,504	12.66
Accident health	1,605,439	1,505,451	99,988	6.64	3,364,290	3,239,348	124,942	3.86
Premiums ceded	(9,552,516)	(9,912,540)	360,024	(3.63)	(19,838,858)	(20,233,150)	394,292	(1.95)
Total premiums earned	35,374,645	29,743,059	5,631,586	18.93	65,793,628	56,030,890	9,762,738	17.42
Investment income	27,765,895	27,114,967	650,928	2.40	56,078,479	53,390,153	2,688,326	5.04
Realized investment gains and losses	43,724,176	249,714	43,474,462	17,409.70	51,868,589	42,583,970	9,284,619	21.80
Other income	954,180	1,058,226	(104,046)	(9.83)	2,319,751	1,804,280	515,471	28.57
Total revenues	$107,818,896	$58,165,966	$49,652,930	85.36	$176,060,447	$153,809,293	$22,251,154	14.47

Benefits & expenses:
Losses & policy benefits	$45,215,724	$46,203,300	$(987,576)	(2.14)	$82,105,936	$75,537,920	$6,568,016	8.69
Reinsurance recoveries	(10,494,069)	(17,842,074)	7,348,005	(41.18)	(20,146,994)	(16,977,076)	(3,169,918)	18.67
Commissions	9,073,611	8,828,858	244,753	2.77	18,012,886	17,235,774	777,112	4.51
Other operating expenses	8,064,874	6,764,016	1,300,858	19.23	15,550,427	12,906,309	2,644,118	20.49
Interest expense	-	-	-	-	-	-	-	-
Taxes, licenses & fees	879,191	920,480	(41,289)	(4.49)	1,826,053	1,750,889	75,164	4.29
Incr deferred acq expense	(2,392,182)	(2,750,888)	358,706	(13.04)	(6,328,619)	(7,693,293)	1,364,674	(17.74)
Other expenses	44	45	(1)	(2.22)	108	109	(1)	(0.92)
Total expenses	$50,347,193	$42,123,737	$8,223,456	19.52	$91,019,797	$82,760,632	$8,259,165	9.98

Income before income taxes	$57,471,703	$16,042,229	$41,429,474	258.25	$85,040,650	$71,048,661	$13,991,989	19.69

Provision for income taxes:
Current	$732,143	$3,219,524	$(2,487,381)	(77.26)	$3,432,897	$5,353,299	$(1,920,402)	(35.87)
Current capital gains/losses	15,409,462	87,400	15,322,062	17,530.96	18,280,006	14,904,390	3,375,616	22.65
Deferred	3,683,568	2,402,777	1,280,791	53.30	7,742,997	5,394,777	2,348,220	43.53
Total income taxes	$19,825,173	$5,709,701	$14,115,472	247.22	$29,455,900	$25,652,466	$3,803,434	14.83

Net income	$37,646,530	$10,332,528	$27,314,002	264.35	$55,584,750	$45,396,195	$10,188,555	22.44

2007 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change

Net premiums written	$42,506,686	$39,137,737	8.61	$82,947,704	$77,446,206	7.10
Net investment income	27,770,844	27,114,966	2.42	56,088,420	53,390,153	5.05
Amortization of interest maintenance reserve	(29,278)	45,868	(163.83)	(10,992)	82,450	(113.33)
Commissions and expense allowances on reinsurance ceded	2,556,893	1,937,705	31.95	4,518,982	3,944,305	14.57
Income from fees associated with Separate Accounts	954,180	1,058,226	(9.83)	2,319,751	1,804,280	28.57
Total revenues	$73,759,325	$69,294,503	6.44	$145,863,865	$136,667,393	6.73

Death benefits and matured endowments	$10,021,052	$10,198,198	(1.74)	$17,046,832	$20,638,449	(17.40)
Annuity benefits	9,205,429	8,319,768	10.65	17,651,674	16,155,742	9.26
Disability benefits and benefits under accident and health contracts	599,829	534,747	12.17	992,416	658,777	50.65
Surrender benefits and group conversions	6,200,000	4,409,286	40.61	11,072,348	11,792,038	(6.10)
Interest and adjustments on deposit-type contract funds	1,697,632	1,903,705	(10.82)	4,399,276	4,754,857	(7.48)
Increase in aggregate reserves for life and accident and health contracts	27,858,492	23,805,463	17.03	54,986,222	45,356,446	21.23
Payments on supplementary contracts with life contingencies	81,492	78,606	3.67	172,013	154,084	11.64
Total benefit expenses	$55,663,926	$49,249,774	13.02	$106,320,781	$99,510,393	6.84

Commissions	$8,898,611	$8,729,108	1.94	$17,732,886	$17,036,274	4.09
General insurance expenses and taxes	9,654,999	8,332,438	15.87	19,481,284	16,727,747	16.46
Increase in loading on deferred and uncollected premiums	(2,432,746)	(1,618,597)	50.30	(3,811,320)	(2,972,289)	28.23
Net transfers to or (from) Separate Accounts	(215,913)	(211,220)	2.22	(215,913)	(211,220)	2.22
Other deductions	45	45	(0.04)	108	109	(0.59)
Total operating expenses	$15,904,996	$15,231,774	4.42	$33,187,045	$30,580,620	8.52

Federal and Foreign Income Taxes Incurred	949,482	2,914,410	(67.42)	3,560,686	4,803,602	(25.87)

Net gain from operations before realized capital gains or (losses)	$1,240,921	$1,898,546	(34.64)	$2,795,353	$1,772,778	57.68

Net realized gains or (losses) net of capital gains tax	28,916,326	0	N/A	34,727,877	27,697,576	25.38

Net Income (Statutory)	$30,157,247	$1,898,546	1,488.44	$37,523,230	$29,470,354	27.33

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06	06/30/07	06/30/06	09/30/07	09/30/06	12/31/07	12/31/06
Gross Written Premiums			$54	$53	$54	$50	$51	$50	$107	$101		$152		$206
Bank Owned Life Insurance (BOLI) Adjustment			-	-	-	-	-	-	-	-		-		-
Adjusted Gross Written Premiums			$54	$53	$54	$50	$51	$50	$107	$101		$152		$206

Insurance Expense			$9	$9	$10	$7	$7	$7	$18	$14		$21		$31

Expense Ratio			16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%		14.0%		15.0%
Expense Ratio based on Adjusted Gross Written Premium			16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%		14.0%		15.0%

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$206	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	-	-	(10)	-	(34)	-	(20)
Adjusted Gross Written Premiums	$206	$249	$220	$173	$210	$122	$137

Insurance Expense	$31	$29	$25	$25	$27	$25	$20

Expense Ratio	15.0%	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	15.0%	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Second-Quarter Supplement